SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported             February 22, 2005


                      AMERICAN ELECTRIC POWER COMPANY, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                (State or Other Jurisdiction of Incorporation)
1-3525                                                            13-4922640
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(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

                            APPALACHIAN POWER COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Virginia
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                (State or Other Jurisdiction of Incorporation)

1-3457                                                            54-0124790
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(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

                               OHIO POWER COMPANY
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            (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                (State or Other Jurisdiction of Incorporation)

1-6543                                                            31-4271000
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(Commission File Number)                                    (IRS Employer
                                                            Identification No.)

1 Riverside Plaza, Columbus, OH                                     43215
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(Address of Principal Executive Offices)                          (Zip Code)

                                  614-716-1000
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             (Registrant's Telephone Number, Including Area Code)

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        (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

      On February 22, 2005, the independent members of the AEP Board of Directors awarded Michael G. Morris a bonus award of $1,250,000 for 2004. In addition, he was awarded 5,000 restricted stock units that will generally vest, subject to his continued employment, in three approximately equal parts of 1,667, 1,667 and 1,666 shares on February 22, 2006, February 22, 2007 and
February 22, 2008, respectively. On February 22, 2005, the Human Resources Committee of the AEP Board of Directors approved 2004 bonus awards as follows for the named executive officers: Thomas M. Hagan, $241,684; Holly K. Koeppel, $267,217; Robert P. Powers, $275,000; and Susan Tomasky, $350,000. Mr. Fayne's 2004 bonus award of $309,000 was paid as part of his severance pursuant to an agreement disclosed in a Form 8-K filed on January 21, 2005. Each of these individuals will be named in the Summary Compensation Table of AEP's 2005 Proxy Statement.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              AMERICAN ELECTRIC POWER COMPANY, INC.
                              APPALACHIAN POWER COMPANY
                               OHIO POWER COMPANY


                              By: /s/ Thomas G. Berkemeyer
                              Name:  Thomas G. Berkemeyer
                              Title: Assistant Secretary


February 28, 2005